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                                 Exhibit 10.1.3


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                       VALUE CITY DEPARTMENT STORES, INC.,
                                AS THE BORROWER,


                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,
                                   AS LENDERS,

                                       AND


                               NATIONAL CITY BANK
         AS A LENDER, A LETTER OF CREDIT ISSUER, THE SWING LINE LENDER,
               THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, AND
                           AS THE DOCUMENTATION AGENT

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                                 AMENDMENT NO. 3
                                   DATED AS OF
                                  MAY 21, 2001
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                   DATED AS OF
                                 MARCH 15, 2000

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                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of May 21, 2001 ("THIS AMENDMENT"), is among VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower"), the financial institutions listed on the signature pages hereof (collectively, the "LENDERS"), and NATIONAL CITY BANK, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer, the Collateral Agent, the Documentation Agent and as Administrative Agent (in such latter capacity, the "ADMINISTRATIVE AGENT").

         PRELIMINARY STATEMENTS:

         1. The Borrower, the Lenders, and the Agents named above entered into the Amended and Restated Credit Agreement, dated as of March 15, 2000, as amended by Amendment No. 1 dated as of May 9, 2000, and by Amendment No. 2 dated as of December 11, 2000 (the "CREDIT AGREEMENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Credit Agreement.

         2. The parties hereto desire to further amend the Credit Agreement, all as more fully set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT.

         Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 4, the Credit Agreement is hereby amended as follows:

         1.1 PREPAYMENTS AND REFINANCINGS OF OTHER DEBT, ETC. Section 9.14 of the Credit Agreement is amended and restated in its entirety as follows:

             9.14. PREPAYMENTS AND REFINANCINGS OF OTHER DEBT, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, make (or give any notice in respect thereof) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of, or refinance or refund, any Indebtedness of the Borrower or its Subsidiaries which has an outstanding principal balance (or Capitalized Lease Obligation, in the case of a Capital Lease, or present value, based on the implicit interest rate, in the case of a Synthetic Lease) greater than $1,000,000 (other than (i) the Obligations, (ii) intercompany loans and advances among the Borrower and its Subsidiaries, (iii) the Subordinated Bridge Debt and Subordinated Bridge Debt Refinancing as governed by section 9.13 hereof, and (iv) subject to section 9.20 hereof, the SSC Debt); PROVIDED that the Borrower or any Subsidiary may refinance or refund any such Indebtedness if the aggregate principal amount thereof (or Capitalized Lease Obligation, in the case of a Capital Lease, or present value, based on the implicit interest rate, in the case of a Synthetic Lease) is not increased and the weighted average life to maturity thereof (computed in accordance with standard financial practice) is not reduced by more than 10%.



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         SECTION 2. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1 AUTHORIZATION AND VALIDITY OF DOCUMENTS. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Credit Parties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         2.3 NO EVENT OF DEFAULT. No condition or event has occurred or exists that constitutes a Default or an Event of Default.

         2.4 COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and each Credit Party is in full compliance with the other Credit Documents to which it is a party.


         SECTION  3. CONTINUING EFFECT OF CREDIT DOCUMENTS.

         This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Credit Document not expressly referred to herein and shall not be construed as an amendment, waiver, or consent to any action on the part of the Borrower that would require an amendment, waiver, or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and each other Credit Document are and shall remain in full force and effect in accordance with their respective terms.


         SECTION  4. CONDITIONS TO EFFECTIVENESS.

         This Amendment shall become effective on a date (the "AMENDMENT EFFECTIVE DATE"), on or before May 21, 2001, if the following conditions shall have been satisfied on and as of such date:

                  (a) counterparts of this Amendment shall have been executed by the Borrower, the Required Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this




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Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower.

         SECTION  5. MISCELLANEOUS.

         5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.2 REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3 EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.4 SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.5 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.6 HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7 ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.8 JURY TRIAL WAIVER. The parties hereto hereby confirm that the jury trial waiver provisions of section 12.8(c) of the Credit Agreement shall be fully applicable to this Amendment and the transactions contemplated hereby.

         5.9 COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


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

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VALUE CITY DEPARTMENT STORES, INC.                          NATIONAL CITY BANK,
                                                                 INDIVIDUALLY AS A LENDER, THE SWING LINE
                                                                 LENDER, A LETTER OF CREDIT ISSUER AND
BY:/S/ JAMES A. MCGRADY                                          IN ITS CAPACITY AS THE COLLATERAL AGENT,
   ---------------------------------------------                 THE DOCUMENTATION AGENT AND THE
       James A. McGrady,                                         ADMINISTRATIVE  AGENT
         Chief Financial Officer and Treasurer


                                                            BY:
                                                               ------------------------------
                                                                    Ralph A. Kaparos,
                                                                    Senior Vice-President
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BANK ONE, N. A.,                                            LASALLE BANK NATIONAL ASSOCIATION,
    AS A LENDER                                                 AS A LENDER



BY:                                                         BY:
   ---------------------------------                           ------------------------------
     TITLE:                                                       TITLE:
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FIRSTAR CORPORATION,                                        HSBC BANK USA,
    AS A LENDER                                                 AS A LENDER


BY:                                                         BY:
   ---------------------------------                           ---------------------------------
     TITLE:                                                       TITLE:

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THE HUNTINGTON NATIONAL BANK,                               FIFTH THIRD BANK,
    AS A LENDER                                                  CENTRAL OHIO,
                                                                 AS A LENDER

BY
   ---------------------------------
     TITLE:                                                 BY
                                                               ---------------------------------
                                                                  TITLE:

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BANK LEUMI USA,                                             ASSOCIATED BANK MILWAUKEE,
     CHICAGO BRANCH,                                            AS A LENDER
     AS A LENDER

                                                            BY:
                                                               ---------------------------------
BY:                                                         TITLE:
   ---------------------------------
     TITLE:

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FIRST BANK,                                                 WELLS FARGO BANK N.A.,
    AS A LENDER                                                 AS A LENDER

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

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BY:                                                         BY:
   ---------------------------------                           ---------------------------------
     TITLE:                                                       TITLE:

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THE FUJI BANK, LIMITED,
    AS A LENDER


BY
   ---------------------------------
     TITLE:
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                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 3 to Credit Agreement
(the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Credit Agreement referred to herein. This
Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This
Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.



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VALUE CITY OF MICHIGAN, INC.,                               VALUE CITY LIMITED PARTNERSHIP,
      AS A SUBSIDIARY GUARANTOR                                   AS A SUBSIDIARY GUARANTOR
VC ACQUISITION, INC.,
      AS A SUBSIDIARY GUARANTOR                             BY: WESTERVILLE ROAD GP, INC.,
GB RETAILERS, INC.,                                                ITS GENERAL PARTNER
      AS A SUBSIDIARY GUARANTOR
WESTERVILLE ROAD GP, INC.,
      AS A SUBSIDIARY GUARANTOR                             BY:/S/JAMES A. MCGRADY
                                                               -------------------
WESTERVILLE ROAD LP, INC.,                                      James A. McGrady,
      AS A SUBSIDIARY GUARANTOR                                 Chief Financial Officer and Treasurer
SHONAC CORPORATION,
      AS A SUBSIDIARY GUARANTOR
DSW SHOE WAREHOUSE, INC.
   (f/k/a WILKERSON SHOE CO.),                              VALUE CITY ACQUISITION CORP.,
       AS A SUBSIDIARY GUARANTOR                                  AS A SUBSIDIARY GUARANTOR
VALUE CITY DEPARTMENT STORES
    SERVICES, INC.
    (f/k/a PENN MANAGEMENT, INC.),                          BY:/S/ JAMES A. MCGRADY
                                                               --------------------
       AS A SUBSIDIARY GUARANTOR                                    James A. McGrady,
J. S. OVERLAND DELIVERY, INC.,                                      Secretary
      AS A SUBSIDIARY GUARANTOR
GRAMEX RETAIL STORES, INC.,
      AS A SUBSIDIARY GUARANTOR
FILENE'S BASEMENT, INC.
(f/k/a BASE ACQUISITION CORP.),
      AS A SUBSIDIARY GUARANTOR


BY:JAMES A. MCGRADY
   -------------------------------------------------
        James A. McGrady,
        Chief Financial Officer and Treasurer


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